UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset values (NAV) per share at that date were $13.23, $12.52, $12.47 and $13.66 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Realty Income Fund—Class A	13.79%
Cohen & Steers Realty Income Fund—Class B	13.50%
Cohen & Steers Realty Income Fund—Class C	13.47%
Cohen & Steers Realty Income Fund—Class I	14.04%
FTSE NAREIT Equity REIT Index[a]	14.91%
S&P 500 Index[a]	9.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY INCOME FUND, INC.

Investment Review

U.S. real estate securities advanced in the first half of 2012 and outperformed the broader equity market. After a strong start, the pace of the rally cooled in the second quarter amid slowing economic growth with more modest job creation. REITs nonetheless added to their first-quarter gains, while the S&P 500 Index turned down. In a less certain economic environment, investors appeared to favor REITs for their relatively stable lease-based cash flows and access to capital at historically attractive terms. Investors also took comfort in the mostly domestic profile of REITs' income, which made them less vulnerable to slowing growth and sovereign debt issues internationally.

All property sectors advanced, led by owners of regional malls which had a total return of (+22.7%)b in the index. The group was aided by good earnings reports from leading companies and continued sales growth from mall tenants broadly. Simon Property Group reported first-quarter earnings that grew 13% compared with the first quarter of 2011, and announced a 5% dividend increase. Simon also acquired a 29% stake in Klépierre, a French retail landlord majority owned by BNP Paribas. It was able to move quickly on this long-term growth opportunity, funding the transaction through a combination of common stock and unsecured debt.

Office REITs (+13.7%) saw stronger-than-expected demand on the West Coast and in Manhattan. SL Green Realty was a standout, announcing one of the largest lease deals in New York City history with media tenant Viacom. In the diversified sector (+12.5%), data-center operator Digital Realty Trust announced the purchase of three facilities near London. Similar to Simon Property Group's venture into Europe, this was an example of a U.S. company using its low cost of capital to acquire attractively priced, higher-yielding European assets.

The typically cyclical hotel sector (+12.8%) performed broadly in line with the typically defensive health care property sector (+12.7%), alternating leadership in the first and second quarters, respectively. Apartment REITs (+9.5%) underperformed, as improving sentiment in the single-family housing market prompted concerns of slower cash flow growth in the rental market.

Fund performance

The Fund had a positive total return for the period, but underperformed its benchmark. Stock selection in the hotel sector detracted from relative performance. Among our holdings was a U.S.-based company whose portfolio includes hotels in Europe. We believe it has good fundamentals, although revenue growth in dollar terms has been hindered recently by weakness in the Euro. In the industrial sector (+19.0% total return in the index) we were overweight Prologis, which had a sizable absolute gain but trailed smaller industrial property stocks that had larger rebounds.

Factors that aided relative performance included stock selection among office REITs and shopping center companies (+19.3%). In the diversified sector, we did not have a position in Entertainment Properties Trust, an owner of movie theaters whose stock declined in the period. Performance was also helped by our overweight in regional malls, specifically Simon Property Group.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY INCOME FUND, INC.

The Fund employed a modest covered call option overlay strategy to enhance the portfolio's income. This did not have a material effect on the Fund's performance.

Investment Outlook

Recent disappointment in employment reports notwithstanding (monthly job gains below 100,000 in both May and June), we continue to expect slow but steady growth, with modest job creation. Such an environment should, in our view, allow for incremental gains in demand for real estate companies and continued low financing costs as interest rates remain low. Fundamentals in most sectors should also be supported by only gradual additions to supply, to the potential benefit of property-level cash flow growth.

Recent property transactions have largely confirmed our value estimates, but we continue to carefully evaluate our inputs. We have a modest cyclical lean (overweight in hotel and industrial companies), but with a defensive component in the portfolio. For this, high-quality malls are more appealing than health care companies, which are trading well above their historical premium to NAV.

We have a generally favorable view of key office markets, including life sciences, technology and media, as well as New York offices broadly. We are marginally underweight apartments based on valuations and improved statistics for single-family homes, although we are monitoring the group for buying opportunities based on its relative underperformance versus other property sectors. We continue to favor prime retail owners, while staying cautious toward health care properties, suburban offices and secondary retail.

COHEN & STEERS REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2012

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	4.32%[a]	3.59%[b]	7.57%[d]	—
1 Year (without sales charge)	9.24%	8.59%	8.57%	9.71%
5 Years (with sales charge)	1.53%[a]	1.45%[c]	1.82%	—
5 Years (without sales charge)	2.47%	1.83%	1.82%	2.83%
10 Years (with sales charge)	8.38%[a]	8.18%	8.18%	—
10 Years (without sales charge)	8.88%	8.18%	8.18%	9.26%
Since Inception[e] (with sales charge)	8.77%[a]	7.93%	7.95%	—
Since Inception[e] (without sales charge)	9.11%	7.93%	7.95%	9.43%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our Web site at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized expense ratio for each class of shares as disclosed in the May 1, 2012 prospectuses was as follows: Class A—1.30%; Class B and Class C—1.95% and Class I—1.02%.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 5%.

c  Reflects a contingent deferred sales charge of 2%.

d  Reflects a contingent deferred sales charge of 1%.

e  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C, and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012—June 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period[a] January 1, 2012– June 30, 2012
Class A
Actual (13.79% return)	$1,000.00	$1,137.90	$6.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.32
Class B
Actual (13.50% return)	$1,000.00	$1,135.00	$10.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.37	$9.57
Class C
Actual (13.47% return)	$1,000.00	$1,134.70	$10.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.37	$9.57
Class I
Actual (14.04% return)	$1,000.00	$1,140.40	$5.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.14	$4.77

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratios of 1.26%, 1.91%,1.91% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

June 30, 2012

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$125,670,544	11.6
Vornado Realty Trust	71,480,333	6.6
Equity Residential	61,076,569	5.6
Prologis	60,735,501	5.6
HCP	46,251,452	4.3
Ventas	46,033,290	4.2
Public Storage	40,597,839	3.7
Boston Properties	35,447,719	3.3
General Growth Properties	31,197,761	2.9
SL Green Realty Corp.	30,753,183	2.8

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock.The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	96.8%
DIVERSIFIED	7.6%
American Assets Trust		459,300	$11,138,025
Vornado Realty Trust		851,159	71,480,333
			82,618,358
HEALTH CARE	10.9%
Brookdale Senior Living[a]		467,986	8,302,071
HCP		1,047,598	46,251,452
Healthcare Realty Trust		749,800	17,875,232
Ventas		729,298	46,033,290
			118,462,045
HOTEL	7.2%
Hersha Hospitality Trust		1,790,867	9,455,778
Host Hotels & Resorts		1,259,016	19,917,633
Hyatt Hotels Corp., Class Aa		588,290	21,860,856
Pebblebrook Hotel Trust		333,774	7,780,272
Starwood Hotels & Resorts Worldwide		205,828	10,917,117
Strategic Hotels & Resorts Worldwide[a]		1,266,171	8,179,465
			78,111,121
INDUSTRIAL	6.3%
First Industrial Realty Trust[a]		649,561	8,197,460
Prologis		1,827,731	60,735,501
			68,932,961

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OFFICE	12.2%
Alexandria Real Estate Equities		249,611	$18,151,712
Boston Properties		327,099	35,447,719
Brookfield Office Properties (Canada)		872,638	15,201,354
Corporate Office Properties Trust		348,240	8,187,122
Hudson Pacific Properties		665,098	11,579,356
Kilroy Realty Corp.		283,170	13,708,260
SL Green Realty Corp.		383,265	30,753,183
			133,028,706
OFFICE/INDUSTRIAL	0.7%
PS Business Parks		120,776	8,178,951
RESIDENTIAL—APARTMENT	17.9%
American Campus Communities		174,647	7,855,622
Apartment Investment & Management Co.		1,003,972	27,137,363
Associated Estates Realty Corp.		351,530	5,255,374
AvalonBay Communities		201,171	28,461,673
Colonial Properties Trust		485,400	10,746,756
Education Realty Trust		915,515	10,143,906
Equity Residential		979,419	61,076,569
Essex Property Trust		140,536	21,631,301
Home Properties		178,200	10,934,352
Mid-America Apartment Communities		161,114	10,994,419
			194,237,335
SELF STORAGE	5.2%
CubeSmart		703,197	8,206,309
Public Storage		281,129	40,597,839
Sovran Self Storage		156,009	7,814,491
			56,618,639

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	24.6%
COMMUNITY CENTER	8.7%
Acadia Realty Trust		348,595	$8,080,432
Federal Realty Investment Trust		265,161	27,600,609
Kimco Realty Corp.		566,381	10,778,231
Ramco-Gershenson Properties Trust		823,285	10,348,693
Regency Centers Corp.		451,741	21,489,319
Retail Properties of America		540,642	5,255,040
Tanger Factory Outlet Centers		333,647	10,693,386
			94,245,710
REGIONAL MALL	15.9%
General Growth Properties		1,724,586	31,197,761
Simon Property Group		807,340	125,670,544
Taubman Centers		214,282	16,533,999
			173,402,304
TOTAL SHOPPING CENTER			267,648,014
SPECIALTY	4.2%
Digital Realty Trust		333,933	25,068,350
DuPont Fabros Technology		324,215	9,259,581
Rayonier		242,700	10,897,230
			45,225,161
TOTAL COMMON STOCK (Identified cost—$831,295,187)			1,053,061,291
PREFERRED SECURITIES—$25 PAR VALUE—REAL ESTATE	1.1%
DIVERSIFIED	0.3%
Forest City Enterprises, 7.375%, Class A		60,000	1,426,200
Lexington Realty Trust, 7.55%, Series D		59,250	1,487,767
			2,913,967
HOTEL	0.1%
Pebblebrook Hotel Trust, 7.875%, Series A		60,000	1,552,800

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER—REGIONAL MALL	0.7%
CBL & Associates Properties, 7.375%, Series D		99,992	$2,554,796
Pennsylvania REIT, 8.25%, Series A		200,000	5,150,000
			7,704,796
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$11,021,764)			12,171,563
SHORT-TERM INVESTMENTS	1.2%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b]		6,750,658	6,750,658
Federated Government Obligations Fund, 0.01%[b]		6,750,552	6,750,552
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$13,501,210)			13,501,210
TOTAL INVESTMENTS (Identified cost—$855,818,161)	99.1%		1,078,734,064
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9%		9,266,088
NET ASSETS	100.0%		$1,088,000,152

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$855,818,161)	$1,078,734,064
Cash	39,149
Receivable for:
Investment securities sold	15,597,429
Fund shares sold	2,680,957
Dividends	2,189,554
Other assets	2,953
Total Assets	1,099,244,106
LIABILITIES:
Payable for:
Investment securities purchased	6,344,654
Fund shares redeemed	3,127,620
Dividends declared	725,344
Investment advisory fees	642,719
Shareholder servicing fees	83,714
Distribution fees	20,737
Administration fees	17,139
Directors' fees	1,992
Other liabilities	280,035
Total Liabilities	11,243,954
NET ASSETS	$1,088,000,152
NET ASSETS consist of:
Paid-in capital	$913,647,819
Dividends in excess of net investment income	(3,299,784)
Accumulated net realized loss	(45,263,786)
Net unrealized appreciation	222,915,903
$1,088,000,152

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2012 (Unaudited)

CLASS A SHARES:
NET ASSETS	$285,709,087
Shares issued and outstanding ($0.001 par value common stock outstanding)	21,594,093
Net asset value and redemption price per share	$13.23
Maximum offering price per share ($13.23 ÷ 0.955)[a]	$13.85
CLASS B SHARES:
NET ASSETS	$4,509,367
Shares issued and outstanding ($0.001 par value common stock outstanding)	360,182
Net asset value and offering price per share[b]	$12.52
CLASS C SHARES:
NET ASSETS	$247,211,067
Shares issued and outstanding ($0.001 par value common stock outstanding)	19,828,550
Net asset value and offering price per share[b]	$12.47
CLASS I SHARES:
NET ASSETS	$550,570,631
Shares issued and outstanding ($0.001 par value common stock outstanding)	40,295,224
Net asset value, offering and redemption price per share	$13.66

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $22,334 of foreign withholding tax)	$9,004,851
Expenses:
Investment advisory fees	3,283,730
Distribution fees—Class A	332,082
Distribution fees—Class B	22,959
Distribution fees—Class C	888,017
Shareholder servicing fees—Class A	132,833
Shareholder servicing fees—Class B	7,653
Shareholder servicing fees—Class C	296,006
Shareholder servicing fees—Class I	77,256
Administration fees	168,556
Transfer agent fees and expenses	162,882
Registration and filing fees	138,199
Shareholder reporting expenses	61,880
Professional fees	56,420
Custodian fees and expenses	33,124
Directors' fees and expenses	31,507
Line of credit fees	8,746
Miscellaneous	23,104
Total Expenses	5,724,954
Net Investment Income	3,279,897
Net Realized and Unrealized Gain:
Net realized gain on:
Investments	27,673,912
Options	84,593
Net realized gain	27,758,505
Net change in unrealized appreciation on investments	73,362,433
Net realized and unrealized gain	101,120,938
Net Increase in Net Assets Resulting from Operations	$104,400,835

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$3,279,897	$3,417,606
Net realized gain	27,758,505	25,163,014
Net change in unrealized appreciation	73,362,433	(340,593)
Net increase in net assets resulting from operations	104,400,835	28,240,027
Dividends to Shareholders from
Net Investment Income:
Class A	(2,010,339)	(4,131,475)
Class B	(17,551)	(129,020)
Class C	(1,134,319)	(2,774,241)
Class I	(4,532,607)	(2,245,611)
Total dividends to shareholders	(7,694,816)	(9,280,347)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	389,762,916	60,658,091
Total increase in net assets	486,468,935	79,617,771
Net Assets:
Beginning of period	601,531,217	521,913,446
End of period[a]	$1,088,000,152	$601,531,217

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $3,299,784 and $1,115,135, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.71	$11.24	$9.07	$6.87	$11.18	$16.83
Income from investment operations:
Net investment income[a]	0.05	0.10 [b]	0.10	0.15	0.22	0.28 [c]
Net realized and unrealized gain (loss)	1.56	0.57	2.29	2.31	(4.15)	(3.63)
Total from investment operations	1.61	0.67	2.39	2.46	(3.93)	(3.35)
Less dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.20)	(0.22)	(0.20)	(0.23)	(0.37)
Net realized gain	—	—	—	—	—	(1.93)
Tax return of capital	—	—	—	(0.06)	(0.15)	—
Total dividends and distributions to shareholders	(0.09)	(0.20)	(0.22)	(0.26)	(0.38)	(2.30)
Redemption fees retained by the Fund	—	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	1.52	0.47	2.17	2.20	(4.31)	(5.65)
Net asset value, end of period	$13.23	$11.71	$11.24	$9.07	$6.87	$11.18
Total investment return[e,f]	13.79%[g]	6.08%	26.63%	37.43%	–36.07%	–20.36%

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$285.7	$241.6	$202.4	$161.4	$126.0	$281.9
Ratio of expenses to average daily net assets	1.26%[h,i]	1.30%[h]	1.32%[h]	1.39%[h]	1.32%	1.25%
Ratio of net investment income to average daily net assets	0.74%[h,i]	0.82%[h]	0.97%[h]	2.19%	2.17%	1.79%
Portfolio turnover rate	41%[g]	74%	102%	119%	92%	35%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  10% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Not annualized.

h  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

i  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.07	$10.63	$8.57	$6.51	$10.61	$16.11
Income from investment operations:
Net investment income (loss)[a]	(0.00)[b]	(0.01)[c]	0.02	0.09	0.14	0.19 [d]
Net realized and unrealized gain (loss)	1.49	0.57	2.19	2.18	(3.92)	(3.49)
Total from investment operations	1.49	0.56	2.21	2.27	(3.78)	(3.30)
Less dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.12)	(0.15)	(0.15)	(0.17)	(0.27)
Net realized gain	—	—	—	—	—	(1.93)
Tax return of capital	—	—	—	(0.06)	(0.15)	—
Total dividends and distributions to shareholders	(0.04)	(0.12)	(0.15)	(0.21)	(0.32)	(2.20)
Redemption fees retained by the Fund	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.45	0.44	2.06	2.06	(4.10)	(5.50)
Net asset value, end of period	$12.52	$11.07	$10.63	$8.57	$6.51	$10.61
Total investment return[e,f]	13.50%[g]	5.29%	26.03%	36.45%	–36.46%	–20.90%

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$4.5	$7.6	$23.2	$32.5	$41.2	$102.7
Ratio of expenses to average daily net assets	1.91%[h,i]	1.95%[h]	1.97%[h]	2.04%[h]	1.97%	1.90%
Ratio of net investment income (loss) to average daily net assets	(0.08)%[h,i]	(0.12)%[h]	0.19%[h]	1.48%	1.39%	1.27%
Portfolio turnover rate	41%[g]	74%	102%	119%	92%	35%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  16.9% of gross income was attributable to dividends paid by Simon Property Group.

d  10% of net investment income was attributable to a special dividend paid by Boston Properties.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Not annualized.

h  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

i  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.04	$10.61	$8.57	$6.51	$10.61	$16.11
Income from investment operations:
Net investment income[a]	0.00 [b]	0.01 [c]	0.03	0.09	0.14	0.19 [d]
Net realized and unrealized gain (loss)	1.49	0.56	2.17	2.19	(3.93)	(3.49)
Total from investment operations	1.49	0.57	2.20	2.28	(3.79)	(3.30)
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.14)	(0.16)	(0.16)	(0.16)	(0.27)
Net realized gain	—	—	—	—	—	(1.93)
Tax return of capital	—	—	—	(0.06)	(0.15)	—
Total dividends and distributions to shareholders	(0.06)	(0.14)	(0.16)	(0.22)	(0.31)	(2.20)
Redemption fees retained by the Fund	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.43	0.43	2.04	2.06	(4.10)	(5.50)
Net asset value, end of period	$12.47	$11.04	$10.61	$8.57	$6.51	$10.61
Total investment return[e,f]	13.47%[g]	5.39%	25.89%	36.48%	–36.47%	–20.90%

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$247.2	$223.6	$210.3	$164.1	$141.1	$302.6
Ratio of expenses to average daily net assets	1.91%[h,i]	1.95%[h]	1.97%[h]	2.04%[h]	1.97%	1.90%
Ratio of net investment income to average daily net assets	0.01%[h,i]	0.09%[h]	0.26%[h]	1.45%	1.44%	1.27%
Portfolio turnover rate	41%[g]	74%	102%	119%	92%	35%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  16.9% of gross income was attributable to dividends paid by Simon Property Group.

d  10% of net investment income was attributable to a special dividend paid by Boston Properties.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Not annualized.

h  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

i  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.08	$11.59	$9.34	$7.07	$11.49	$17.23
Income from investment operations:
Net investment income[a]	0.08	0.15 [b]	0.15	0.18	0.27	0.34 [c]
Net realized and unrealized gain (loss)	1.61	0.59	2.36	2.37	(4.27)	(3.72)
Total from investment operations	1.69	0.74	2.51	2.55	(4.00)	(3.38)
Less dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.25)	(0.26)	(0.22)	(0.27)	(0.43)
Net realized gain	—	—	—	—	—	(1.93)
Tax return of capital	—	—	—	(0.06)	(0.15)	—
Total dividends and distributions to shareholders	(0.11)	(0.25)	(0.26)	(0.28)	(0.42)	(2.36)
Redemption fees retained by the Fund	—	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	1.58	0.49	2.25	2.27	(4.42)	(5.74)
Net asset value, end of period	$13.66	$12.08	$11.59	$9.34	$7.07	$11.49
Total investment return[e]	14.04%[f]	6.44%	27.15%	37.81%	–35.82%	–20.11%

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$550.6	$128.7	$86.0	$58.6	$48.5	$117.2
Ratio of expenses to average daily net assets	0.95%[g,h]	0.95%[g]	0.97%[g]	1.04%[g]	0.97%	0.90%
Ratio of net investment income to average daily net assets	1.24%[g,h]	1.26%[g]	1.42%[g]	2.59%	2.56%	2.07%
Portfolio turnover rate	41%[f]	74%	102%	119%	92%	35%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  10% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale price, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the advisor), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the six months ended June 30, 2012.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$1,053,061,291	$1,053,061,291	$—	$—
Preferred Securities— $25 Par Value	12,171,563	12,171,563	—	—
Money Market Funds	13,501,210	—	13,501,210	—
Total Investments[a]	$1,078,734,064	$1,065,232,854	$13,501,210	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2012, the Fund paid the advisor $87,566 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 5.00% and 2.00% on Class B shares, which applies if redemption occurs within one year and five years from purchase, respectively. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2012, the Fund has been advised that the distributor received $24,534 in sales commissions from the sale of Class A shares and $1,423 and $13,617 of CDSC relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on Class B and Class C shares are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. Effective January 1, 2012, the Board of Directors of the Fund approved the adoption of a shareholder services plan for the Fund's Class I shares, pursuant to which the Fund pays the distributor a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund in the amount of $6,675 for the six months ended June 30, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $735,554,674 and $356,467,756, respectively.

Transactions in options written during the six months ended June 30, 2012 were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2011	—	$—
Options written	1,614	229,009
Options expired	(918)	(84,593)
Options exercised	(696)	(144,416)
Options outstanding at June 30, 2012	—	$—

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the six months ended June 30, 2012, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2012 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$84,593	—

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$855,818,161
Gross unrealized appreciation	$223,935,140
Gross unrealized depreciation	(1,019,237)
Net unrealized appreciation	$222,915,903

As of December 31, 2011, the Fund had a short-term capital loss carryforward of $48,766,741 which may be used to offset future capital gains. These losses will expire on December 31, 2017. In addition, the Fund incurred short-term capital losses of $3,134,757 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A:
Sold	4,899,523	$61,994,931	9,973,588	$116,934,090
Issued as reinvestment of dividends	128,298	1,679,681	298,356	3,361,023
Redeemed	(4,073,356)	(51,243,851)	(7,638,262)	(87,791,211)
Redemption fees retained by the Fund[a]	—	—	—	1,961
Net increase	954,465	$12,430,761	2,633,682	$32,505,863
Class B:
Sold	229	$2,833	4,516	$45,723
Issued as reinvestment of dividends	990	12,275	7,853	84,474
Redeemed	(327,192)	(3,919,582)	(1,508,384)	(16,913,855)
Redemption fees retained by the Fund[a]	—	—	—	210
Net decrease	(325,973)	$(3,904,474)	(1,496,015)	$(16,783,448)

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class C:
Sold	1,719,014	$20,480,318	4,432,341	$49,126,481
Issued as reinvestment of dividends	47,460	586,328	131,510	1,392,638
Redeemed	(2,192,739)	(26,038,358)	(4,127,785)	(45,235,120)
Redemption fees retained by the Fund[a]	—	—	—	2,031
Net increase (decrease)	(426,265)	$(4,971,712)	436,066	$5,286,030
Class I:
Sold	33,280,037	$433,979,442	6,543,597	$78,586,269
Issued as reinvestment of dividends	313,585	4,236,469	136,350	1,581,929
Redeemed	(3,950,101)	(52,007,570)	(3,454,961)	(40,519,391)
Redemption fees retained by the Fund[a]	—	—	—	839
Net increase	29,643,521	$386,208,341	3,224,986	$39,649,646

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2012, the Fund did not borrow under the credit agreement.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not

COHEN & STEERS REALTY INCOME FUND, INC.

limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel, noting the recent leadership changes to the global real estate investment team. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark index. The Board of Directors noted that the Fund outperformed its benchmark and the Peer Funds' medians for the three- and five-year periods ended March 31, 2012. The Board of Directors further noted that that the Fund underperformed the benchmark and the Peer Funds' median for the one- and ten-year periods ended March 31, 2012. The Board of Directors considered that the Fund changed its investment objective to total return from income effective January 15, 2008, and that relative performance has improved for the period since that change. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, recent changes to the global real estate investment team, and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined to closely monitor the Fund's performance and requested that the Investment Advisor provide updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analysis provided by the independent data provider. The Board of Directors noted that the Fund's actual advisory fee was at the Peer Funds' median, ranking in the third quintile and that the Fund's contractual advisory fee was lower than the Peer Funds median, ranking in the second quintile. The Board of Directors further noted that the Fund's total expense ratio was at the Peer Funds' median, ranking in the third quintile. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion; however, as the Fund currently had less than $1.5 billion in assets, the reduced fee is not currently applicable. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

COHEN & STEERS REALTY INCOME FUND, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSEIX
Class  B—CSBIX
Class  C—CSCIX
Class  I—CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Realty Income Fund

CSEIXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: September 4, 2012